Exhibit 10.1
PRIDE INTERNATIONAL, INC.
EMPLOYMENT/NON-COMPETITION/
CONFIDENTIALITY AGREEMENT
RODNEY W. EADS

EMPLOYMENT/NON-COMPETITION/CONFIDENTIALITY AGREEMENT

DATE:	The date of execution set forth below.

COMPANY/EMPLOYER:	Pride International, Inc., a Delaware corporation 5847 San Felipe, Suite 3300 Houston, Texas 77057

EMPLOYEE:	Rodney W. Eads 18305 Kitzman Rd. Cypress, Texas 77429
     This Employment/Non-Competition/Confidentiality Agreement by and between Pride International, Inc. (the “Company” and as further defined below) and Rodney W. Eads (“Employee”), effective as of September 18, 2006 (the “Agreement”), is made on the terms as herein provided.
PREAMBLE
     WHEREAS, the Company wishes to attract and retain well-qualified employees and key personnel and to assure itself of the continuity of its management;
     WHEREAS, the Company recognizes that Employee will serve as a valuable resource of the Company, and the Company desires to be assured of the continued services of Employee;
     WHEREAS, the Company desires to obtain assurances that Employee will devote his best efforts to his employment with the Company and will not enter into competition with the Company in its business as now conducted and to be conducted, or solicit customers or other employees of the Company to terminate their relationships with the Company;
     WHEREAS, Employee will serve as a key employee of the Company, and he acknowledges that his talents and services to the Company are of a special, unique, unusual and extraordinary character and are of particular and peculiar benefit and importance to the Company;
     WHEREAS, the Company is concerned that in the event of a possible or threatened Change in Control (as defined below) of the Company, Employee may feel insecure, and therefore the Company desires to provide security to Employee in the event of a Change in Control;
     WHEREAS, the Company further desires to assure Employee that if a possible or threatened Change in Control should arise and Employee should be involved in deliberations or negotiations in connection therewith, Employee would be in a secure position to consider and participate in such transaction as objectively as possible in the best interests of the Company and to this end desires to protect Employee from any direct or implied threat to his financial well-being by a Change in Control;
     WHEREAS, Employee is willing to continue to serve the Company but desires assurances that in the event of such a Change in Control he will continue to have the employment status and responsibilities he could reasonably expect absent such event and, that in the event this turns out not to be the case, he will have fair and reasonable severance protection on the basis of his service to the Company to that time;
     WHEREAS, different factors impact the Company and Employee under circumstances of regular employment between the Company and Employee when there is no threat of Change in Control and/or none has occurred, as opposed to circumstances under which a Change in Control is rumored, threatened, occurring or has occurred. For this reason, the Agreement deals with the regular employment of Employee under circumstances whereby no Change in Control is threatened, occurring or has occurred and it deals with circumstances whereby a Change in Control is threatened, occurring or has occurred. The Agreement deals with matters impacting both regular employment and employment following a Change in Control, including non-competition and confidentiality; and
     WHEREAS, Employee is willing to enter into and carry out the non-competition and confidentiality obligations and covenants set forth herein in consideration of the Agreement.
AGREEMENT
     NOW, THEREFORE, Employee and the Company (together the “Parties”) agree as follows:
I.	PRIOR AGREEMENTS/CONTRACTS
1.01	PRIOR AGREEMENTS. Employee represents and warrants to the Company that (i) he has no continuing non-competition agreements with any prior employers that have not been disclosed in writing to the Company and (ii) neither the execution of the Agreement by Employee or the performance by Employee of his obligations under the Agreement will result in a violation or breach of, or constitute a default under the provisions of any contract, agreement or other instrument to which Employee is or was a party.
II.	DEFINITION OF TERMS

Words used in the Agreement in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.
2.01	CAUSE. The term “Cause” means: (i) Employee’s continued failure to perform his duties and responsibilities with the Company (other than any failure due to physical or mental incapacity) after a demand for performance that is not unreasonable under industry standards is delivered to him by the Board of

Directors which specifically identifies the manner in which the Board believes he has not performed his duties, (ii) gross negligence or willful misconduct which causes material injury, monetary or otherwise, to the Company or its affiliates, (iii) failure to comply with the terms of Section 3.02d; or (iv) violation of one or more of the covenants in Article V (except violation of the covenant not to compete after termination after Change in Control as discussed herein). No act or failure to act by Employee shall be considered “willful” unless done or omitted to be done by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. The unwillingness of Employee to accept, under circumstances that give rise to a Constructive Termination, any or all of a change in the nature or scope of his position, authorities or duties, a reduction in his total compensation or benefits, or other action by or at request of the Company in respect of his position, authority, or responsibility that is contrary to the Agreement, may not be considered by the Board of Directors to be a failure to perform or misconduct by Employee. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for Cause for purposes of the Agreement unless and until there shall have been delivered to him a copy of a resolution, duly adopted by a vote of three-fourths of the entire Board of Directors of the Company at a meeting of the Board of Directors called and held (after reasonable notice to Employee and an opportunity for Employee and his counsel to be heard before the Board) for the purpose of considering whether Employee has been guilty of such a willful failure to perform or such willful misconduct as justifies termination for Cause hereunder, finding that in the good faith opinion of the Board of Directors Employee has been guilty thereof and specifying the particulars thereof.

2.02	CHANGE IN CONTROL. The term “Change in Control” of the Company shall mean, and shall be deemed to have occurred on the date of the first to occur of any of the following:
a.	there occurs a change in control of the Company of the nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A or Item 1 of Form 8(k) promulgated under the Securities Exchange Act of 1934 as in effect on the date of the Agreement, or if neither item remains in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serve similar purposes;

b.	any “person” (as such term is used in Sections 12(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the total voting power of the Company’s then outstanding securities;

c.	the individuals who were members of the Board of Directors of the Company (the “Board”) immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board of Directors following such election;

d.	the Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than fifty percent (50%) of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation;

e.	the Company shall have sold, transferred or exchanged all, or substantially all, of its assets to another corporation or other entity or person; or

f.	a Limited Change in Control (as hereinafter defined) shall have occurred.
2.03	CHANGE IN CONTROL TERMINATION. The term “Change in Control Termination” shall mean a Termination (i) within three (3) years following the date of a Change in Control which occurs for any reason other than a Limited Change in Control or (ii) within two (2) years following the date of a Limited Change in Control.

2.04	COMPANY. The term “Company” means Pride International, Inc., a Delaware corporation, as the same presently exists, as well as any and all successors, regardless of the nature of the entity or the state or nation of organization, whether by reorganization, merger, consolidation, absorption or dissolution. For the purpose of the Agreement, Company includes all subsidiaries and affiliates of the Company to the extent such subsidiary and/or affiliate is carrying on any portion of the business of the Company or a business similar to that being conducted by the Company.

2.05	CONSTRUCTIVE TERMINATION. The term “Constructive Termination” means termination of employment by reason of Employee’s resignation for any one or more of the following events:
a.	Employee’s resignation or retirement is requested by the Company other than for Cause;

b.	A significant and material diminution in Employee’s duties and responsibilities and which diminution would degrade, embarrass or otherwise make it unreasonable for Employee to remain in the employment of the Company;

c.	Any reduction in Employee’s total base salary or material reduction in benefits from that provided in the Compensation and Benefits Section hereof, unless such reduction is generally applicable to all similarly situated executives of the Company;

d.	The material breach by the Company of any other provision of the Agreement;

e.	Any requirement of the Company that Employee relocate more than 75 miles from downtown Houston, Texas; or

f.	Notice by the Company of non-renewal of the Agreement contrary to the wishes of Employee.
Notwithstanding any provision to the contrary, in order for Employee’s resignation to be deemed a Constructive Termination, (A) Employee must provide a written notice to the Company that Employee intends to terminate his employment with the Company within 60 days following the occurrence of the event that Employee claims constitutes a Constructive Termination; (B) the written notice must describe the event constituting the Constructive Termination in reasonable detail and (C) within 30 days after receiving such notice from Employee, the Company must fail to reinstate Employee to the position he was in, or otherwise cure the circumstances giving rise to the Constructive Termination.

2.06	CUSTOMER. The term “Customer” includes all persons, firms or entities that are purchasers or end-users of services or products offered, provided, developed, designed, sold or leased by the Company during the relevant time periods, and all persons, firms or entities which control, or which are controlled by, the same person, firm or entity which controls such purchase.

2.07	DISABILITY. The term “Disability” means physical or mental incapacity qualifying Employee for a long-term disability under the Company’s long-term disability plan. If no such plan exists on the Employment Date, the term “Disability” means physical or mental incapacity as determined by a doctor jointly selected by Employee (or Employee’s representative legally authorized to act on Employee’s behalf) and the Board of Directors of the Company qualifying Employee for long-term disability under reasonable employment standards.

2.08	EMPLOYMENT DATE. The Employee’s initial date of active employment, which shall be September 18, 2006.

2.09	LIMITED CHANGE IN CONTROL. The term “Limited Change in Control” of the Company shall mean, and shall be deemed to have occurred on, the date the Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby at least fifty percent (50%) but not more than eighty percent (80%) of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company immediately prior to such merger or consolidation.

2.10	TERMINATION. The term “Termination” shall mean termination of the employment of Employee with the Company (including by reason of death, Disability and Constructive Termination) for any reason other than (i) Cause or (ii) Voluntary Resignation. Notwithstanding any provision hereof to the contrary, the Company shall have the right to terminate Employee’s employment at any time during the Employment Period, as defined below (including any extended term), and the Company has no obligation to deliver advance notice of termination, except such notice as is otherwise required for a termination for Cause under Section 2.01.

2.11	VOLUNTARY RESIGNATION. The term “Voluntary Resignation” means termination of employment with the Company by Employee for any reason other than death, Disability or a Constructive Termination.
III.	EMPLOYMENT
3.01	EMPLOYMENT. Except as otherwise provided in the Agreement, the Company hereby agrees to continue Employee in its employ, and Employee hereby agrees to remain in the employ of the Company, for the Employment Period (as defined below). During the Employment Period, Employee shall exercise such position and authority and perform such responsibilities as are commensurate with the position to which he is assigned and as directed by his supervisor. The office, position and title for which Employee is initially employed is that of Executive Vice President and Chief Operating Officer of the Company. Employee and the Company agree that the Company may re-assign Employee to another office, position and/or title, subject to Employee’s rights under Section 2.05 of the Agreement.

3.02	BEST EFFORTS AND OTHER EMPLOYMENT OBLIGATIONS OF EMPLOYEE; BUSINESS EXPENSES AND OFFICE AND OTHER SERVICES.
a.	Employee agrees that he will at all times faithfully, industriously and to the best of his ability, experience and talents, perform all of the duties that may be required of and from him pursuant to the express and implicit terms hereof, to the reasonable satisfaction of the Company.

b.	Employee shall devote his normal and regular business time, attention and skill to the business and interests of the Company, and the Company shall be entitled to all of the benefits, profits or other issue arising from or incident to all work, services and advice of Employee performed for the Company. Such employment shall be considered “full time” employment. Employee shall also have the right to devote such incidental and immaterial amounts of his time which are not required for the full and faithful performance of his duties hereunder to any outside activities and businesses which are not being engaged in by the Company and which shall not otherwise interfere with the performance of his duties hereunder. Notwithstanding the foregoing, it shall not be a violation of the Agreement for Employee to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions and (iii) manage personal investments, so long as such activities do not significantly interfere with the performance of Employee’s responsibilities hereunder. Employee shall have the right to make investments in any business provided such investment does not result in a violation of the Non-Competition Section of the Agreement.

c.	Employee acknowledges and agrees that Employee owes a fiduciary duty to the Company. In keeping with these duties, Employee shall make full disclosure to the Company of all business opportunities pertaining to the Company’s business and shall not appropriate for Employee’s own benefit business opportunities concerning the subject matter of the fiduciary relationship.

d.	Employee shall not intentionally take any action which he knows would not comply with the laws of the United States or any other jurisdiction applicable to Employee’s actions on behalf of the Company, and/or any of its subsidiaries or affiliates, including specifically, without limitation, the United States Foreign Corrupt Practices Act, generally codified in 15 USC 78 (the “FCPA”), as the FCPA may hereafter be amended, and/or its successor statutes.

e.	During the employment relationship and after the employment relationship terminates, Employee agrees to refrain from any disparaging comments about the Company, any affiliates, or any current or former officer, director or employee of the Company or any affiliate, and Employee agrees not to take any action, or assist any person in taking any other action, that is materially adverse to the interests of the Company or any affiliate or inconsistent with fostering the goodwill of the Company and its affiliates; provided, however, that nothing in the Agreement shall apply to or restrict in any way the communication of information by Employee to any state or federal law enforcement agency or require notice to the Company thereof, and Employee will not be in breach of the covenant contained above solely by reason of his testimony which is compelled by process of law. The Company and its affiliates, officers and directors agree to refrain from any disparaging comments about Employee; provided, however, that nothing in the Agreement shall apply to or restrict in any way the communication of information by the Company and its affiliates, officers and directors to any state or federal law enforcement agency or require notice to Employee thereof, and the Company and its affiliates, officers and directors will not be in breach of the covenant contained above solely by reason of testimony which is compelled by process of law.

f.	During the Employment Period, Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by Employee in accordance with the most favorable policies, practices and procedures of the Company as in effect from time to time.

g.	During the Employment Period, the Company shall furnish Employee with office space, secretarial assistance and such other facilities and services as shall be suitable to Employee’s position and adequate for the performance of Employee’s duties hereunder.
3.03	TERM OF EMPLOYMENT. Employee’s employment will commence on the Employment Date and will be for a term ending at 12:00 o’clock midnight on the second anniversary of the Employment Date (the “Employment Period”); thereafter, the Employment Period will be automatically extended for successive terms of one (1) year commencing on each anniversary of the Employment Date; provided, however, that the Company or Employee may give written notice to the other that the Agreement will not be renewed or continued after the next scheduled expiration date which is not less than one (1) year after the date that the notice of non-renewal was given. Immediately upon termination of employment with the Company, Employee agrees to resign from all officer and director positions held with the Company and its affiliates.

3.04	COMPENSATION AND BENEFITS. During the Employment Period Employee shall receive the following compensation and benefits:
a.	Employee will receive an annual base salary of not less than $500,000.00, with the opportunity for increases, from time to time thereafter, which are in accordance with the Company’s regular executive compensation practices (the “Annual Base Salary”). The Annual Base Salary will be reviewed at least annually, but in no event earlier than July 2007. The Annual Base Salary may be reduced only if the Annual Base Salary of the Chief Executive Officer of the Company is reduced by a proportionate percentage.

b.	Subject to the Company’s discretion, Employee will be eligible to participate on a reasonable basis in annual bonus (as more fully described below) and other incentive compensation plans which provide opportunities to receive compensation in addition to his Annual Base Salary. For the 2006 calendar year, the actual bonus payable to Employee shall be no less than 70% of Annual Base Salary. For the 2007 calendar year Employee will be eligible to participate in the Company’s annual incentive plan at a target award level of no less than 70% of Annual Base Salary and at a maximum bonus award level of no less than 140% of Annual Base Salary. Employee will be entitled to participate in employee welfare and qualified plans (including, but not limited to, medical, life, health, accident and disability insurance and disability benefits) and to receive perquisites which are offered by the Company in its exclusive discretion.

c.	Employee will receive no fewer than twenty (20) paid vacation days each year.

d.	Employee shall receive a monthly automobile allowance in an amount not less than $750.00.

e.	Employee shall receive a lump-sum cash sign-on bonus in the amount of $100,000.00, payable within fifteen (15) days of the commencement of the Employment Period. In the event Employee shall cease employment due to Voluntary Resignation (other than a voluntary resignation under Section 4.03 hereof) or termination for Cause during the initial two-year Employment Period, Employee agrees to repay to the Company, immediately upon such cessation of employment, a pro-rata portion of the payment provided under this Section 3.04e, which shall be determined by multiplying $100,000.00 by a fraction, the numerator of which shall be the number days during the Employment Period which have elapsed as of the date of Employee’s termination and the denominator of which shall be 730. The Company shall have the right to apply any compensation payable to Employee on or following the date of cessation of employment toward the satisfaction of this obligation, and Employee consents to such right of set-off.

f.	As approved by the Compensation Committee of the Company (the “Committee”), on the Employment Date, Employee shall receive:
(i)	An award of a non-qualified option to acquire up to 75,000 shares of common stock of Pride International, Inc. (“Common Stock”), in accordance with the terms of the 1998 Long Term Incentive Plan (the “LTIP”) and the option award terms attached as Exhibit A hereto, with an exercise price equal to the closing price of the Common Stock on the Employment Date;

(ii)	an award of a non-qualified option to acquire up to 50,000 shares of Common Stock, in accordance with the terms of the LTIP and the option award terms attached as Exhibit B hereto, with an exercise price equal to the closing price of the Common Stock on the Employment Date;

(iii)	an award of 32,000 shares of restricted stock pursuant to the LTIP and subject to the terms and provisions of the Company’s restricted stock award attached as Exhibit C hereto; and

(iv)	an award of 25,000 shares of restricted stock pursuant to the LTIP and subject to the terms and provisions of the Company’s restricted stock award attached as Exhibit D hereto.
g.	The option to acquire Common Stock and the restricted stock award in Sections 3.04f (i) and (iii) shall not be considered a part of Employee’s participation in the LTIP for the 2007 calendar year. Employee may be eligible for additional grants of equity awards under the LTIP in addition to the award in Sections 3.04(ii) and (iv) in the first calendar quarter of 2007, subject to the approval of the Committee in its sole discretion.

h.	Subject to the approval of the Committee, the Employee shall be provided with a right to receive supplemental retirement benefits payable upon termination of service, for any reason other than Cause, following attainment of normal retirement age as specified by the Committee for the employee. The Committee shall, in its sole discretion, determine the amount of any such benefits payable, the form of payment, and any other payment conditions as it shall determine to be appropriate.
3.05	TERMINATION WITHOUT CHANGE IN CONTROL. Notwithstanding anything herein to the contrary, the Company shall have the right to terminate Employee’s employment at any time during the Employment Period, as defined in Section 3.03 (including any extended term). In the event of any Termination, as defined in Section 2.10, if the Termination does not entitle Employee to payments and benefits under Article IV, the Company shall, within thirty (30) days following such Termination (subject to Section 6.04) and in exchange for a full and complete release of claims against the Company, its affiliates, officers and directors (“Release”), pay or provide to Employee (or his Executor, Administrator or Estate in the event of death, as soon as reasonably practical):
a.	An amount equal to two (2) full years of his base salary, which base salary is here defined as twelve (12) times the then current monthly salary in effect for Employee and all other benefits due him based upon the salary in effect on the date of Termination (but not less than the highest annual base salary paid to Employee during any of the three (3) years immediately preceding his date of Termination). There shall be deducted only such amounts as may be required by law to be withheld for taxes and other applicable deductions.

b.	The Company shall provide to Employee for a period of two (2) full years following the date of his Termination, life, health, accident and disability insurance coverages which are not less than the highest benefits furnished to Employee during the term of the Agreement at a cost to the Employee as if he had remained a full time employee.

c.	An amount equal to two (2) times the target award for Employee under the Company’s annual bonus plan for the fiscal year in which Termination occurs; provided, however, that (i) if Employee has deferred his award for such year under a Company plan, the payment due Employee under this subparagraph shall be paid in accordance with the terms of the deferral and (ii) if the Company has not specified a target award for such year, the amount will be equal to two (2) times the target award for the most recent fiscal year for which a target was specified.

d.	The “Compensation and Benefits” Section hereof shall be applicable in determining the payments and benefits due Employee under this Section and if Termination occurs after a reduction in all or part of Employee’s total compensation or benefits, the lump sum severance allowance and other compensation and benefits payable to him pursuant to this Section shall be based upon his compensation and benefits before the reduction.

e.	All life, health, hospitalization, medical and accident benefits available to Employee’s spouse and dependents shall continue for the same term as Employee’s benefits. If Employee dies, all benefits will be provided for a term of two (2) years (or three (3) years if Article IV applies) after the date of death of Employee.

f.	The Company’s obligation under this Section to continue to pay or provide health care, life, accident and disability insurance to Employee, Employee’s spouse and Employee’s dependents shall be reduced when and to the extent any such benefits are paid or provided to Employee by another employer; provided, however, that Employee shall have all rights, if any, afforded to retirees to convert group life insurance coverage to the individual life insurance coverage as, to the extent of, and whenever his group life insurance coverage under this Section is reduced or expires. Apart from this subparagraph, Employee shall have and be subject to no obligation to mitigate.

g.	The Company shall deduct applicable withholding taxes in performing its obligations under this Section.
The form of Release to be signed by the Employee upon Termination is attached as Exhibit E. It may be modified only by written agreement of the parties or in the event that federal, state and/or local laws impose new restrictions or regulations on releases or impose potential liabilities on the Company that did not exist at the time the Agreement was signed.

In the event of Employee’s Termination without a Change in Control, Employee is entitled only to the termination payments and benefits described in this Section 3.05 and in the LTIP and any other equity incentive plans maintained by the Company and agreements thereunder. For the avoidance of doubt and to avoid duplication of benefits, to the extent the Company’s performance under this Section includes the performance of the Company’s obligations to Employee under any other plan or under another agreement between the Company and Employee, the rights of Employee under such other plan or other agreement, which are discharged under the Agreement, are discharged, surrendered, or released pro tanto.

IV.	CHANGE IN CONTROL
4.01	EXTENSION OF EMPLOYMENT PERIOD. The Employment Period shall be immediately and without further action extended for a term of three (3) years following the effective date of the Change in Control and will expire at 12:00 o’clock midnight on the last day of the month following three (3) years after the Change in Control; provided, however, that if the Change in Control is solely on account of a Limited Change in Control, the Employment Period shall be extended for two (2) years following the effective date of the Limited Change in Control. Upon completion of the extended term resulting from either a Change of Control or a Limited Change of Control as referenced in the previous sentence, the Employment Period will be thereafter extended for successive terms of one (1) year each, unless terminated, all in the manner specified in Section 3.03.

4.02	CHANGE IN CONTROL TERMINATION PAYMENTS AND BENEFITS. In the event Employee has a Change in Control Termination, Employee will receive the payments and benefits specified in the “Termination Without Change in Control” Section at the same time and in the same manner therein specified except as amended and modified below:
a.	The salary and benefits specified in Section 3.05a. will be paid based upon a multiple of three (3) years (instead of two (2) years).

b.	Life, health, accident and disability insurance specified in Section 3.05b. will be provided until (i) Employee becomes reemployed and receives similar benefits from a new employer or (ii) three (3) years after the date of a Change in Control Termination, whichever is earlier.

c.	An amount equal to three (3) times the maximum award that Employee could receive under the Company’s annual bonus plan for the fiscal year in which the Change in Control Termination occurs, instead of the benefits provided in Section 3.05c hereof.

d.	All other rights and benefits specified in Section 3.05 and in the LTIP and any other equity incentive plans maintained by the Company and agreements thereunder.
In the event of Employee’s Change in Control Termination or resignation under Section 4.03, Employee is entitled only to the termination payments and benefits described in this Section 4.02.
4.03	VOLUNTARY RESIGNATION UPON CHANGE IN CONTROL. If Employee voluntarily resigns his employment within twelve (12) months after a Change in Control which does not constitute a Limited Change in Control (whether or not the Company may be alleging the right to terminate employment for Cause), he will receive the same payments, compensation and benefits as if he had had a Change in Control Termination on the date of resignation after Change in Control.
V.	NON COMPETITION AND PROTECTION OF CONFIDENTIAL INFORMATION
5.01	CONSIDERATION. Company promises to provide Employee with the Company’s trade secrets and other confidential information, along with personal contacts, that are of critical importance in securing and maintaining business prospects, in retaining the accounts and goodwill of present Customers and protecting the business of the Company.

a.	Employee, therefore, agrees that in exchange for the Company’s promise to provide trade secrets and other confidential information, Employee agrees to the non-competition and confidentiality obligations and covenants outlined in this Article V and that absent his agreement to these obligations and covenants, the Company will not now provide and will not continue to provide him with trade secrets and other confidential information.

b.	In addition to the consideration described in Section 5.01a, the parties agree that (i) fifteen percent (15%) of Employee’s base salary and bonus, if any, paid and to be paid to Employee and (ii) one hundred percent (100%) of the payments and benefits, including Employee’s right to receive the same, under Sections 3.05 and 4.02, as applicable, shall constitute additional consideration for the non-competition and confidentiality agreements set forth herein.
5.02	NON-COMPETITION. In exchange for the consideration described above in Section 5.01, Employee agrees that during his employment with the Company and for a period of two (2) years after he is no longer employed by the Company (unless his employment is terminated after a Change in Control with the right to payments and benefits under Article IV, in which event there will be no covenant not to compete and the noncompete covenants and obligations herein will terminate on the date of termination of Employee), Employee will not, directly or indirectly, either as an individual, proprietor, stockholder (other than as a holder of up to one percent (1%) of the outstanding shares of a corporation whose shares are listed on a stock exchange or traded in accordance with the automated quotation system of the National Association of Securities Dealers), partner, officer, employee or otherwise:
a.	work for, become an employee of, invest in, provide consulting services to or in any way engage in any business which (i) is primarily engaged in the drilling and workover of oil and gas wells within the geographical area described in Section 5.02(e) and (ii) actually competes with the Company; or

b.	provide, sell, offer to sell, lease, offer to lease, or solicit any orders for any products or services which the Company provided and with regard to which Employee had direct or indirect supervision or control, within three (3) years preceding Employee’s termination of employment, to or from any person, firm or entity which was a Customer for such products or services of the Company during the three (3) years preceding such termination from whom the Company had solicited business during such three (3) years; or

c.	actively solicit, aid, counsel or encourage any officer, director, employee or other individual to (i) leave his or her employment or position with the Company, (ii) compete with the business of the Company, or (iii) violate the terms of any employment, non-competition or similar agreement with the Company; or

d.	directly or indirectly (i) influence the employment of, or engagement in any contract for services or work to be performed by, or (ii) otherwise use, utilize or benefit from the services of any officer, director, employee or any other individual holding a position with the Company within two (2) years after the date of termination of employment of Employee with the Company or within two (2) years after such officer, director, employee or individual terminated employment with the Company, whichever period expires earlier; provided however, Employee can seek written consent from the Company to hire an officer, director, employee or individual who has terminated employment with the Company, and Company consent will not be unreasonably withheld.
The geographical area within which the non-competition obligations and covenants of the Agreement shall apply is that territory within two hundred (200) miles of (i) any of the Company’s present offices, (ii) any of the Company’s present rig yards or rig operations and (iii) any additional location where the Company, as of the date of any action taken in violation of the non-competition obligations and covenants of the Agreement, has an office, a rig yard, a rig operation or definitive plans to locate an office, a rig operation or a rig yard or has recently conducted rig operations. Notwithstanding the foregoing, if the two hundred (200) mile radius extends into another country or its territorial waters and the Company is not then doing business in that other country, there will be no territorial limitations extending into such other country.
At any time during the period covered by this Section 5.02, the Employee may provide the Company with a written request, setting forth with particularity any proposed employment, business arrangement and/or other activities in which the Employee proposes to engage, and requesting that the Company state its position as to whether it considers the proposed activities a violation of the covenants set forth in this Section 5.02. The Company shall respond in writing to the request within a reasonable period of time after receipt.
5.03	CONFIDENTIALITY/PROTECTION OF INFORMATION. Employee acknowledges that his employment with the Company will, of necessity, provide him with specialized knowledge which, if used in competition with the Company, or divulged to others, could cause serious harm to the Company. Accordingly, Employee will not at any time during or after his employment by the Company, directly or indirectly, divulge, disclose, use or communicate to any person, firm or corporation in any manner whatsoever any information concerning any matter specifically affecting or relating to the Company or the business of the Company. While engaged as an employee of the Company, Employee may only use information concerning any matters affecting or relating to the Company or the business of the Company for a purpose which is necessary to the carrying out of Employee’s duties as an employee of the Company, and Employee may not make any use of any information of the Company after he is no longer an employee of the Company. Employee agrees to the foregoing without regard to whether all of the foregoing matters will be deemed confidential, material or important, it being stipulated by the parties that all information, whether written or otherwise, regarding the Company’s business, including, but not limited to, information regarding Customers, Customer lists, costs, prices, earnings, products, services, formulae, compositions, machines, equipment, apparatus, systems, manufacturing procedures, operations, potential acquisitions, new location plans, prospective and executed contracts and other business plans and arrangements, and sources of supply, is prima facie presumed to be important, material and confidential information of the Company for the purposes of the Agreement, except to the extent that such information may be otherwise lawfully and readily available to the general public. Employee further agrees that he will, upon termination of his employment with the Company, return to the Company all books, records, lists and other written, electronic, typed or printed materials, whether furnished by the Company or prepared by Employee, which contain any information relating to the Company’s business, and Employee agrees that he will neither make nor retain any copies of such materials after termination of employment. Notwithstanding any of the foregoing, nothing in the Agreement shall prevent Employee from complying with applicable federal and/or state laws.

5.04	COMPANY REMEDIES FOR VIOLATION OF NON-COMPETITION OR CONFIDENTIALITY/PROTECTION OF INFORMATION PROVISIONS. Without limiting the right of the Company to pursue all other legal and equitable rights available to it for violation of any of the obligations and covenants made by Employee herein, it is expressly agreed that:
a.	the terms and provisions of this Agreement are reasonable and constitute an otherwise enforceable agreement to which the provisions of this Article V are ancillary or a part of as contemplated by TEX. BUS. & COM. CODE ANN. Sections 15.50-15.52;

b.	the consideration provided by the Company under this Agreement is not illusory;

c.	the consideration given by the Company under this Agreement, including, without limitation, the provision and continued provision by the Company of trade secrets and other confidential information to Employee, gives rise to the Company’s interest in restraining and prohibiting Employee from engaging in the unfair competition prohibited by Section 5.02 and Employee’s promise not to engage in the unfair competition prohibited by Section 5.02 is designed to enforce Employee’s consideration (or return promises), including, without limitation, Employee’s promise to not use or disclose confidential information or trade secrets; and

d.	the injury suffered by the Company by a violation of any obligation or covenant in this Article V of the Agreement will be difficult to calculate in damages in an action at law and cannot fully compensate the Company for any violation of any obligation or covenant in this Article V of the Agreement, accordingly:
(i)	the Company shall be entitled to injunctive relief without the posting of a bond or other security to prevent violations thereof and to prevent Employee from rendering any services to any person, firm or entity in breach of such obligation or covenant and to prevent Employee from divulging any confidential information; and

(ii)	compliance with the Agreement is a condition precedent to the Company’s obligation to make payments of any nature to Employee, subject to the other provisions hereof.
5.05	TERMINATION OF BENEFITS FOR VIOLATION OF NON-COMPETITION AND CONFIDENTIALITY/PROTECTION OF INFORMATION PROVISIONS. If Employee materially violates the confidentiality/protection of information and/or non-competition obligations and covenants herein or any other related agreement he may have signed as an employee of the Company, Employee agrees there shall be no obligation on the part of the Company to provide any payments or benefits (other than payments or benefits already earned or accrued) described in Section 3.05 of the Agreement, subject to the provision of Section 6.01 hereof. If Employee is terminated after a Change in Control with the right to payments and benefits under Article IV, there will be no withholding of benefits or payments due to a violation of the non-competition obligations hereof and Employee will not be bound by the non-competition provisions hereof.

5.06	REFORMATION OF SCOPE. If the provisions of the confidentiality and/or non-competition obligations and covenants should ever be deemed to exceed the time, geographic or occupational limitations permitted by the applicable law, Employee and the Company agree that such provisions shall be and are hereby reformed to the maximum time, geographic or occupational limitations permitted by the applicable law, and the determination of whether Employee violated such obligation and covenant will be based solely on the limitation as reformed.

5.07	RETURN OF CONSIDERATION. Employee specifically recognizes and affirms that the non-competition obligations set out in Section 5.02 are material and important terms of this Agreement, and Employee further agrees that should all or any part of the non-competition obligations described in Section 5.02 be held or found invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction in a legal proceeding between Employee and the Company, the Company shall be entitled to the immediate return and receipt from Employee of all consideration described in Section 5.01b, including interest on all amounts paid to Employee under Section 5.01b at the maximum lawful rate.

VI.	GENERAL
6.01	INDEMNIFICATION. If Employee shall obtain a final judgment with respect to any litigation brought by Employee or the Company to enforce or interpret any provision of the Agreement, the Company, to the fullest extent permitted by applicable law, hereby indemnifies Employee for his reasonable attorney’s fees and disbursements incurred in such litigation and hereby agrees to pay in full all such fees and disbursements up to a maximum of two hundred fifty thousand dollars ($250,000) in connection with such litigation.

6.02	INCOME, EXCISE OR OTHER TAX LIABILITY. Employee will be liable for and will pay all income tax liability by virtue of any payments made to Employee under the Agreement, as if the same were earned and paid in the normal course of business and not the result of a Change in Control and not otherwise triggered by the “golden parachute” or excess payment provisions of the Internal Revenue Code of the United States, which would cause additional tax liability to be imposed. If any additional income tax, excise or other taxes are imposed on any amount or payment in the nature of compensation paid or provided to or on behalf of Employee, the Company shall “gross-up” Employee for such tax liability by paying to Employee an amount sufficient so that after payment of all such taxes so imposed, Employee’s position on an after-tax basis is what it would have been had no such additional taxes been imposed. Employee will cooperate with the Company to minimize the tax consequences to Employee and to the Company so long as the actions proposed to be taken by the Company do not cause any additional tax consequences to Employee and do not prolong or delay the time that payments are to be made, or reduce the amount of payments to be made, unless Employee consents in writing to any delay or deferment of payment.

6.03	PAYMENT OF BENEFITS UPON TERMINATION FOR CAUSE. If the termination of Employee is not after a Change in Control and is for Cause, the Company will have the right to withhold all payments other than (i) what is accrued and owing under the terms of any employee benefit plan maintained by the Company, and (ii) those specified in Section 6.01; provided however, that if a final judgment is entered finding that Cause did not exist for termination, the Company will pay all benefits to Employee to which he would have been entitled had Employee’s termination not been for Cause, plus interest on all amounts withheld from Employee at the rate specified for judgments under Article 5069-1.05 V.A.T.S. but not less than ten percent (10%) per annum. If the termination for Cause occurs within three (3) years after a Change in Control (other than a Limited Change in Control) or within two (2) years after a Limited Change in Control, the Company shall not have the right to suspend or withhold payments to Employee under any provision of the Agreement until or unless a final judgment is entered upholding the Company’s determination that the termination was for Cause, in which event Employee will be liable to the Company for all amounts paid, plus interest at the rate allowed for judgments under Article 5069-1.05 V.A.T.S.

6.04	SECTION 409A. Notwithstanding any provision of the Agreement to the contrary, the following provisions shall apply for purposes of complying with Section 409A of the Internal Revenue Code and applicable Treasury authorities (“Section 409A”):
a.	If Employee is a “specified employee,” as such term is defined in Section 409A and determined as described below in this Section 6.04, any payments payable as a result of Employee’s Termination (other than death or Disability) shall not be payable before the earlier of (i) the date that is six months after Employee’s Termination, (ii) the date of Employee’s death, or (iii) the date that otherwise complies with the requirements of Section 409A. This Section 6.04a shall be applied by accumulating all payments that otherwise would have been paid within six months of Employee’s Termination and paying such accumulated amounts at the earliest date which complies with the requirements of Section 409A. Employee shall be a “specified employee” for the twelve-month period beginning on April 1 of a year if Employee is a “key employee” as defined in Section 416(i) of the Internal Revenue Code (without regard to Section 416(i)(5)) as of December 31 of the preceding year.

b.	If any provision of the Agreement would result in the imposition of an applicable tax under Section 409A, Employee and the Company agree that such provision will be reformed to avoid imposition of the applicable tax and no action taken to comply with Section 409A shall be deemed to adversely affect Employee’s rights or benefits hereunder.
6.05	NON-EXCLUSIVE AGREEMENT. The specific arrangements referred to herein are not intended to exclude or limit Employee’s participation in other benefits available to Employee or personnel of the Company generally, or to preclude or limit other compensation or benefits as may be authorized by the Board of Directors of the Company at any time, or to limit or reduce any compensation or benefits to which Employee would be entitled but for the Agreement.

6.06	NOTICES. Notices, requests, demands and other communications provided for by the Agreement shall be in writing and shall either be personally delivered by hand or sent by: (i) Registered or Certified Mail, Return Receipt Requested, postage prepaid, properly packaged, addressed and deposited in the United States Postal System; (ii) via facsimile transmission if the receiver acknowledges receipt; or (iii) via Federal Express or other expedited delivery service provided that acknowledgment of receipt is received and retained by the deliverer and furnished to the sender, if to Employee, at the last address he has filed, in writing, with the Company, or if to the Company, to its Corporate Secretary at its principal executive offices.

6.07	NON-ALIENATION. Employee shall not have any right to pledge, hypothecate, anticipate, or in any way create a lien upon any amounts provided under the Agreement, and no payments or benefits due hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts or by operation of law. So long as Employee lives, no person, other than the parties hereto, shall have any rights under or interest in the Agreement or the subject matter hereof. Upon the death of Employee, his beneficiary designated under Section 6.09 or, if none, his executors, administrators, devisees and heirs, in that order, shall have the right to enforce the provisions hereof, to the extent applicable.

6.08	ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement of the Parties with respect of the subject matter hereof. No provision of the Agreement may be amended, waived, or discharged except by the mutual written agreement of the Parties. The consent of any other person(s) to any such amendment, waiver or discharge shall not be required.

6.09	SUCCESSORS AND ASSIGNS. The Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, by operation of law or otherwise, including, without limitation, any corporation or other entity or persons which shall succeed (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, and the Company will require any successor, by agreement in form and substance satisfactory to Employee, expressly to assume and agree to perform the Agreement. Except as otherwise provided herein, the Agreement shall be binding upon and inure to the benefit of Employee and his legal representatives, heirs and assigns; provided, however, that in the event of Employee’s death prior to payment or distribution of all amounts, distributions and benefits due him hereunder, if any, each such unpaid amount and distribution shall be paid in accordance with the Agreement to the person or persons designated by Employee to the Company to receive such payment or distribution and in the event Employee has made no applicable designation, to his estate. If the Company should split, divide or otherwise become more than one entity, all liability and obligations of the Company shall be the joint and several liability and obligation of all of the parts, unless the Agreement is assigned in accordance with this Section.

6.10	GOVERNING LAW. Except to the extent required to be governed by the laws of the State of Delaware because the Company is incorporated under the laws of said State, the validity, interpretation and enforcement of the Agreement shall be governed by the laws of the State of Texas.

6.11	VENUE. To the extent permitted by applicable state or federal law, venue for all proceedings hereunder will be in the U.S. District Court for the Southern District of Texas, Houston Division.

6.12	HEADINGS. The headings in the Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of the Agreement.

6.13	SEVERABILITY; PARTIAL INVALIDITY. In the event that any provision, portion or section of the Agreement is found to be invalid or unenforceable for any reason, the remaining provisions of the Agreement shall be unaffected thereby, shall remain in full force and effect and shall be binding upon the parties hereto, and the Agreement will be construed to give meaning to the remaining provisions of the Agreement in accordance with the intent of the Agreement.

6.14	COUNTERPARTS. The Agreement may be executed in one or more counterparts, each of which shall be deemed to be original, but all of which together constitute one and the same instrument.

6.15	NO WAIVER. Employee’s or the Company’s failure to insist upon strict compliance with any provision of the Agreement or the failure to assert any right Employee or the Company may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of the Agreement.
     IN WITNESS WHEREOF, Employee has hereunto set his hand and, pursuant to the authorization from its Board of Directors and the Compensation Committee of such Board of Directors, the Company has caused these presents to be executed in its name and on its behalf.
     EXECUTED in multiple originals and/or counterparts as of the date set forth below.

/s/ Rodney W. Eads
Rodney W. Eads

Date: September 18, 2006

ATTEST:	PRIDE INTERNATIONAL, INC.

	By:	/s/ Louis A. Raspino

/s/ W. Gregory Looser W. Gregory Looser Secretary		Louis A. Raspino President and Chief Executive Officer

	Date:	September 15, 2006

EXHIBIT A
PRIDE INTERNATIONAL, INC.
1998 LONG-TERM INCENTIVE PLAN
EXECUTIVE OFFICER
NON-QUALIFIED STOCK OPTION AGREEMENT
     This option agreement (“Option Agreement” or “Agreement”) executed between PRIDE INTERNATIONAL, INC. (the “Company”), and RODNEY W. EADS (the “Optionee”), an employee of the Company, regarding a right (the “Option”) awarded to the Optionee on ___(the “Award Date”) to purchase from the Company up to but not exceeding in the aggregate 75,000 shares of Common Stock (as defined in the Pride International, Inc. 1998 Long-Term Incentive Plan (the “Plan”)) at $_.___per share (the “Exercise Price”), such number of shares and such price per share being subject to adjustment as provided in the Plan, and further subject to the following terms and conditions:
     1. Relationship to Plan.
     This Option is subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Company’s Compensation Committee (“Committee”) and are in effect on the date hereof. Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan. For purposes of this Option Agreement:
     (a) “Disability” means physical or mental incapacity qualifying the Optionee for a long-term disability under the Company’s long-term disability plan. If no such plan exists on the Award Date, the term “Disability” means physical or mental incapacity as determined by a doctor jointly selected by the Optionee and the Board of Directors of the Company qualifying the Optionee for long-term disability under reasonable employment standards.
     (b) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (c) “Option Shares” means the shares of Common Stock covered by this Option Agreement.
     (d) “Retirement” means the Optionee’s termination of employment on or after attainment of age 65, or, if applicable to the Optionee, any earlier age specified as the Optionee’s Normal Retirement Age under the Pride International, Inc. Supplemental Executive Retirement Plan.
     2. Exercise Schedule.
     (a) This Option may be exercised in installments in accordance with the following schedule:

Percentage of Option Shares
Date Vested	Available for Purchase
Six months of the Award Date	25%
First anniversary of the Award Date	25%
Eighteen months after the Award Date	25%
Second anniversary of the Award Date	25%
100%
     The Optionee must be in continuous employment with the Company or any of its Subsidiaries from the Award Date through the date of exercisability in order for the Option to become exercisable with respect to additional shares of Common Stock on such date.
     (b) This Option shall become fully exercisable, irrespective of the limitations set forth in subparagraph (a) above, provided that the Optionee has been in continuous employment with the Company or any of its Subsidiaries since the Award Date, (i) upon the occurrence of a Change in Control or (ii) upon Optionee’s Termination (as defined in Optionee’s employment agreement with the Company and as in effect as of the Award Date).
     (c) To the extent the Option becomes exercisable, such Option may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Option pursuant to the terms of this Agreement or the Plan.
     3. Termination of Option
     The Option hereby granted shall terminate and be of no force and effect with respect to any shares of Common Stock not previously purchased by the Optionee at the earliest time specified below:
     (a) the tenth anniversary of the Award Date;
     (b) if Optionee’s employment with the Company and its Subsidiaries is terminated by the Company or a Subsidiary for serious misconduct (as determined by the Committee) at any time after the Award Date, then the Option shall terminate immediately upon such termination of Optionee’s employment; or
     (c) if Optionee’s employment with the Company and its Subsidiaries is terminated for any reason other than death, Retirement, Disability or serious misconduct, then the Option shall terminate on the first business day following the expiration of the 120-day period which began on the date of termination of Optionee’s employment;
     (d) if Optionee’s employment with the Company and its Subsidiaries is terminated due to (i) death at any time after the Award Date and while in the employ of the Company or its Subsidiaries or within 60 days after termination of such employment, (ii) Retirement, or (iii) Disability at any time after the Award Date, then the Option shall terminate on the first business day following the expiration of the one-year period which began on the date of Optionee’s death, Retirement or Disability, as applicable; or

     (e) in the event Optionee has a Change in Control Termination (as defined in Optionee’s employment agreement with the Company and as in effect as of the Award Date) then the Option shall terminate on the later of (i) the date that is two years after the date of the Change in Control or (ii) the date that is 120 days after the date of Optionee’s Change in Control Termination.
     In any event in which the Option remains exercisable for a period of time following the date of termination of Optionee’s employment, the Option may be exercised during such period of time only to the extent it was exercisable as provided in Section 2 on such date of termination of Optionee’s employment. The portion of the Option not exercisable upon termination shall terminate and be of no force and effect upon the date of the Optionee’s termination of employment.
     4. Exercise of Option
     Subject to the limitations set forth herein and in the Plan, this Option may be exercised by written notice provided to the Company as set forth in Section 5. Such written notice shall (a) state the number of shares of Common Stock with respect to which the Option is being exercised, (b) be accompanied by cash or shares of Common Stock (not subject to limitations on transfer) or a combination of cash and Common Stock payable to Pride International, Inc. in the full amount of the purchase price for any shares of Common Stock being acquired and (c) be accompanied by cash or Common Stock in the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Participant resulting from such exercise (or instructions to satisfy such withholding obligation by withholding Option Shares in accordance with Section 8); provided, however, that any shares of Common Stock delivered in payment of the option price that are or were the subject of an award under the Plan must be shares that the Optionee has owned for a period of at least six months prior to the date of exercise. For the purpose of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise.
     Notwithstanding anything to the contrary contained herein, the Optionee agrees that he will not exercise the option granted pursuant hereto, and the Company will not be obligated to issue any option shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority or any stock exchange or transaction quotation system. The Optionee agrees that, unless the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, as amended (the “Act”), the Company may, at its election, require the Optionee to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.
     If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

     5. Notices
     Notice of exercise of the Option must be made in the following manner, using such forms as the Company may from time to time provide:
     (a) by registered or certified United States mail, postage prepaid, to Pride International, Inc., Attn: Corporate Secretary, 5847 San Felipe, Suite 3300, Houston, Texas 77057, in which case the date of exercise shall be the date of mailing; or
     (b) by hand delivery or otherwise to Pride International, Inc., Attn: Corporate Secretary, 5847 San Felipe, Suite 3300, Houston, Texas 77057, in which case the date of exercise shall be the date when receipt is acknowledged by the Company.
     Notwithstanding the foregoing, in the event that the address of the Company is changed prior to the date of any exercise of this Option, notice of exercise shall instead be made pursuant to the foregoing provisions at the Company’s current address.
     Any other notices provided for in this Agreement or in the Plan shall be given in writing and shall be deemed effectively delivered or given upon receipt or, in the case of notices delivered by the Company to the Optionee, five days after deposit in the United States mail, postage prepaid, addressed to the Optionee at the address specified at the end of this Agreement or at such other address as the Optionee hereafter designates by written notice to the Company.
     6. Assignment of Option
     Subject to the approval of the Committee, in its sole discretion, the Option may be transferred by the Optionee to (i) the children or grandchildren of the Optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members (“Immediate Family Member Trusts”) or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests (“Immediate Family Member Partnerships”). Subsequent transfers of transferred Options shall be prohibited except by will or the laws of descent and distribution, unless such transfers are made to the original Optionee or a person to whom the original Optionee could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term Optionee shall be deemed to refer to the transferee.
     After the death of the Optionee, exercise of the Option shall be permitted only by the Optionee’s executor or the personal representative of the Optionee’s estate (or by his assignee, in the event of a permitted assignment) and only to the extent that the option was exercisable on the date of the Optionee’s death.
     7. Stock Certificates
     Certificates representing the Common Stock issued pursuant to the exercise of the Option will bear all legends required by law and necessary or advisable to effectuate the provisions of the Plan and this Option. The Company may place a “stop transfer” order against shares of the Common Stock issued pursuant to the exercise of this Option until all restrictions and conditions set forth in the Plan or this Agreement and in the legends referred to in this Section 7 have been complied with.
     8. Withholding
     No certificates representing shares of Common Stock purchased hereunder shall be delivered to or in respect of an Optionee unless the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares of Common Stock has been remitted to the Company or unless provisions to pay such withholding requirements have been made to the satisfaction of the Committee. The Committee may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with this Option. The Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of this Option by delivering cash, or, with the Committee’s approval, by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld or paid. The Optionee may only request withholding Option Shares having a Fair Market Value equal to the statutory minimum withholding amount. The Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined. If the Optionee is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act, any such election shall be subject to such other restrictions as may be established by the Committee in order that satisfaction of withholding tax obligations with shares of Common Stock might be exempt from the operation of Section 16(b) of the Exchange Act in whole or in part.
     9. Shareholder Rights
     The Optionee shall have no rights of a shareholder with respect to shares of Common Stock subject to the Option unless and until such time as the Option has been exercised and ownership of such shares of Common Stock has been transferred to the Optionee.
     10. Successors and Assigns
     This Agreement shall bind and inure to the benefit of and be enforceable by the Optionee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Optionee may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.
     11. No Employment Guaranteed
     No provision of this Option Agreement shall confer any right upon the Optionee to continued employment with the Company or any Subsidiary.

     12. Governing Law
     This Option Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas.
     13. Amendment
     This Agreement cannot be modified, altered or amended except by an agreement, in writing, signed by both the Company and the Optionee.

PRIDE INTERNATIONAL, INC.
Date: _________________________	By:
		Name:	Louis A. Raspino
		Title:	President and Chief Executive Officer

     The Optionee hereby accepts the foregoing Option Agreement, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

OPTIONEE:

Date:

EXHIBIT B
PRIDE INTERNATIONAL, INC.
1998 LONG-TERM INCENTIVE PLAN
EXECUTIVE OFFICER
NON-QUALIFIED STOCK OPTION AGREEMENT
     This option agreement (“Option Agreement” or “Agreement”) executed between PRIDE INTERNATIONAL, INC. (the “Company”), and RODNEY W. EADS (the “Optionee”), an employee of the Company, regarding a right (the “Option”) awarded to the Optionee on ___(the “Award Date”) to purchase from the Company up to but not exceeding in the aggregate 50,000 shares of Common Stock (as defined in the Pride International, Inc. 1998 Long-Term Incentive Plan (the “Plan”)) at $_.___per share (the “Exercise Price”), such number of shares and such price per share being subject to adjustment as provided in the Plan, and further subject to the following terms and conditions:
     1. Relationship to Plan.
     This Option is subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Company’s Compensation Committee (“Committee”) and are in effect on the date hereof. Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan. For purposes of this Option Agreement:
     (a) “Disability” means physical or mental incapacity qualifying the Optionee for a long-term disability under the Company’s long-term disability plan. If no such plan exists on the Award Date, the term “Disability” means physical or mental incapacity as determined by a doctor jointly selected by the Optionee and the Board of Directors of the Company qualifying the Optionee for long-term disability under reasonable employment standards.
     (b) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (c) “Option Shares” means the shares of Common Stock covered by this Option Agreement.
     (d) “Retirement” means the Optionee’s termination of employment on or after attainment of age 65, or, if applicable to the Optionee, any earlier age specified as the Optionee’s Normal Retirement Age under the Pride International, Inc. Supplemental Executive Retirement Plan.
     2. Exercise Schedule.
     (a) This Option may be exercised in installments in accordance with the following schedule:

Percentage of Option Shares
Date Vested	Available for Purchase
First anniversary of the Award Date	25%
Second anniversary of the Award Date	25%
Third anniversary of the Award Date	25%
Fourth anniversary of the Award Date	25%
100%
     The Optionee must be in continuous employment with the Company or any of its Subsidiaries from the Award Date through the date of exercisability in order for the Option to become exercisable with respect to additional shares of Common Stock on such date.
     (b) This Option shall become fully exercisable, irrespective of the limitations set forth in subparagraph (a) above, provided that the Optionee has been in continuous employment with the Company or any of its Subsidiaries since the Award Date, (i) upon the occurrence of a Change in Control or (ii) upon Optionee’s Termination (as defined in Optionee’s employment agreement with the Company and as in effect as of the Award Date).
     (c) To the extent the Option becomes exercisable, such Option may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Option pursuant to the terms of this Agreement or the Plan.
     3. Termination of Option
     The Option hereby granted shall terminate and be of no force and effect with respect to any shares of Common Stock not previously purchased by the Optionee at the earliest time specified below:
     (a) the tenth anniversary of the Award Date;
     (b) if Optionee’s employment with the Company and its Subsidiaries is terminated by the Company or a Subsidiary for serious misconduct (as determined by the Committee) at any time after the Award Date, then the Option shall terminate immediately upon such termination of Optionee’s employment; or
     (c) if Optionee’s employment with the Company and its Subsidiaries is terminated for any reason other than death, Retirement, Disability or serious misconduct, then the Option shall terminate on the first business day following the expiration of the 120-day period which began on the date of termination of Optionee’s employment;
     (d) if Optionee’s employment with the Company and its Subsidiaries is terminated due to (i) death at any time after the Award Date and while in the employ of the Company or its Subsidiaries or within 60 days after termination of such employment, (ii) Retirement, or (iii) Disability at any time after the Award Date, then the Option shall terminate on the first business day following the expiration of the one-year period which began on the date of Optionee’s death, Retirement or Disability, as applicable; or

     (e) in the event Optionee has a Change in Control Termination (as defined in Optionee’s employment agreement with the Company and as in effect as of the Award Date) then the Option shall terminate on the later of (i) the date that is two years after the date of the Change in Control or (ii) the date that is 120 days after the date of Optionee’s Change in Control Termination.
     In any event in which the Option remains exercisable for a period of time following the date of termination of Optionee’s employment, the Option may be exercised during such period of time only to the extent it was exercisable as provided in Section 2 on such date of termination of Optionee’s employment. The portion of the Option not exercisable upon termination shall terminate and be of no force and effect upon the date of the Optionee’s termination of employment.
     4. Exercise of Option
     Subject to the limitations set forth herein and in the Plan, this Option may be exercised by written notice provided to the Company as set forth in Section 5. Such written notice shall (a) state the number of shares of Common Stock with respect to which the Option is being exercised, (b) be accompanied by cash or shares of Common Stock (not subject to limitations on transfer) or a combination of cash and Common Stock payable to Pride International, Inc. in the full amount of the purchase price for any shares of Common Stock being acquired and (c) be accompanied by cash or Common Stock in the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Participant resulting from such exercise (or instructions to satisfy such withholding obligation by withholding Option Shares in accordance with Section 8); provided, however, that any shares of Common Stock delivered in payment of the option price that are or were the subject of an award under the Plan must be shares that the Optionee has owned for a period of at least six months prior to the date of exercise. For the purpose of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise.
     Notwithstanding anything to the contrary contained herein, the Optionee agrees that he will not exercise the option granted pursuant hereto, and the Company will not be obligated to issue any option shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority or any stock exchange or transaction quotation system. The Optionee agrees that, unless the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, as amended (the “Act”), the Company may, at its election, require the Optionee to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.
     If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

     5. Notices
     Notice of exercise of the Option must be made in the following manner, using such forms as the Company may from time to time provide:
     (a) by registered or certified United States mail, postage prepaid, to Pride International, Inc., Attn: Corporate Secretary, 5847 San Felipe, Suite 3300, Houston, Texas 77057, in which case the date of exercise shall be the date of mailing; or
     (b) by hand delivery or otherwise to Pride International, Inc., Attn: Corporate Secretary, 5847 San Felipe, Suite 3300, Houston, Texas 77057, in which case the date of exercise shall be the date when receipt is acknowledged by the Company.
     Notwithstanding the foregoing, in the event that the address of the Company is changed prior to the date of any exercise of this Option, notice of exercise shall instead be made pursuant to the foregoing provisions at the Company’s current address.
     Any other notices provided for in this Agreement or in the Plan shall be given in writing and shall be deemed effectively delivered or given upon receipt or, in the case of notices delivered by the Company to the Optionee, five days after deposit in the United States mail, postage prepaid, addressed to the Optionee at the address specified at the end of this Agreement or at such other address as the Optionee hereafter designates by written notice to the Company.
     6. Assignment of Option
     Subject to the approval of the Committee, in its sole discretion, the Option may be transferred by the Optionee to (i) the children or grandchildren of the Optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members (“Immediate Family Member Trusts”) or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests (“Immediate Family Member Partnerships”). Subsequent transfers of transferred Options shall be prohibited except by will or the laws of descent and distribution, unless such transfers are made to the original Optionee or a person to whom the original Optionee could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term Optionee shall be deemed to refer to the transferee.
     After the death of the Optionee, exercise of the Option shall be permitted only by the Optionee’s executor or the personal representative of the Optionee’s estate (or by his assignee, in the event of a permitted assignment) and only to the extent that the option was exercisable on the date of the Optionee’s death.
     7. Stock Certificates
     Certificates representing the Common Stock issued pursuant to the exercise of the Option will bear all legends required by law and necessary or advisable to effectuate the provisions of the Plan and this Option. The Company may place a “stop transfer” order against shares of the Common Stock issued pursuant to the exercise of this Option until all restrictions and conditions set forth in the Plan or this Agreement and in the legends referred to in this Section 7 have been complied with.
     8. Withholding
     No certificates representing shares of Common Stock purchased hereunder shall be delivered to or in respect of an Optionee unless the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares of Common Stock has been remitted to the Company or unless provisions to pay such withholding requirements have been made to the satisfaction of the Committee. The Committee may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with this Option. The Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of this Option by delivering cash, or, with the Committee’s approval, by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld or paid. The Optionee may only request withholding Option Shares having a Fair Market Value equal to the statutory minimum withholding amount. The Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined. If the Optionee is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act, any such election shall be subject to such other restrictions as may be established by the Committee in order that satisfaction of withholding tax obligations with shares of Common Stock might be exempt from the operation of Section 16(b) of the Exchange Act in whole or in part.
     9. Shareholder Rights
     The Optionee shall have no rights of a shareholder with respect to shares of Common Stock subject to the Option unless and until such time as the Option has been exercised and ownership of such shares of Common Stock has been transferred to the Optionee.
     10. Successors and Assigns
     This Agreement shall bind and inure to the benefit of and be enforceable by the Optionee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Optionee may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.
     11. No Employment Guaranteed
     No provision of this Option Agreement shall confer any right upon the Optionee to continued employment with the Company or any Subsidiary.

     12. Governing Law
     This Option Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas.
     13. Amendment
     This Agreement cannot be modified, altered or amended except by an agreement, in writing, signed by both the Company and the Optionee.

PRIDE INTERNATIONAL, INC.
Date: _________________________	By:
		Name:	Louis A. Raspino
		Title:	President and Chief Executive Officer

     The Optionee hereby accepts the foregoing Option Agreement, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

OPTIONEE:

Date:

EXHIBIT C
PRIDE INTERNATIONAL, INC.
1998 LONG-TERM INCENTIVE PLAN
EXECUTIVE OFFICER
RESTRICTED STOCK AGREEMENT
     This Restricted Stock Agreement (“Agreement”) between PRIDE INTERNATIONAL, INC. (the “Company”) and RODNEY W. EADS (the “Grantee”), an employee of the Company or one of its Subsidiaries, regarding an award (“Award”) of 32,000 shares of Common Stock (as defined in the Pride International, Inc. 1998 Long-Term Incentive Plan (the “Plan”), such Common Stock comprising this Award referred to herein as “Restricted Stock”) awarded to the Grantee on ___(the “Award Date”), such number of shares subject to adjustment as provided in Section 14 of the Plan, and further subject to the following terms and conditions:
     1. Relationship to Plan.
     This Award is subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Committee thereunder and are in effect on the date hereof. Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan. For purposes of this Agreement:
     (a) “Disability” means physical or mental incapacity qualifying the Grantee for a long-term disability under the Company’s long-term disability plan. If no such plan exists on the Award Date, the term “Disability” means physical or mental incapacity as determined by a doctor jointly selected by the Grantee and the Board of Directors of the Company qualifying the Grantee for long-term disability under reasonable employment standards.
     (b) “Employment” means employment with the Company or any of its Subsidiaries.
     (c) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     2. Vesting Schedule.
     (a) This Award shall vest in installments in accordance with the following schedule:

Additional Percentage of
Date Vested	Award Vested
Six months after Award Date	25%
One year after Award Date	25%
Eighteen months after Award Date	25%
Two years after Award Date	25%
100%

     (b) All shares of Restricted Stock subject to this Award shall vest, irrespective of the limitations set forth in subparagraph (a) above, provided that the Grantee has been in continuous Employment since the Award Date, upon the occurrence of:
     (i) a Change in Control or
     (ii) the Grantee’s Termination (as defined in the Grantee’s employment agreement with the Company and as in effect as of the Award Date), including, without limitation, termination by reason of death or Disability.
     3. Forfeiture of Award.
     Except as provided in any other agreement between the Grantee and the Company, if the Grantee’s employment terminates other than by reason of the Grantee’s Termination (as defined in the Grantee’s employment agreement with the Company and as in effect as of the Award Date), death or Disability, all unvested Restricted Stock as of the termination date shall be forfeited.
     4. Escrow of Shares.
     During the period of time between the Award Date and the earlier of the date the Restricted Stock vests or is forfeited (the “Restriction Period”), the Restricted Stock shall be registered in the name of the Grantee and held in escrow by the Company, and the Grantee agrees, upon the Company’s written request, to provide a stock power endorsed by the Grantee in blank. Any certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in this Agreement. Upon termination of the Restriction Period, a certificate representing such shares shall be delivered upon written request to the Grantee as promptly as is reasonably practicable following such termination.
     5. Code Section 83(b) Election.
     The Grantee shall be permitted to make an election under Code Section 83(b), to include an amount in income in respect of the Award of Restricted Stock in accordance with the requirements of Code Section 83(b).
     6. Dividends and Voting Rights.
     The Grantee is entitled to receive all dividends and other distributions made with respect to Restricted Stock registered in his name and is entitled to vote or execute proxies with respect to such registered Restricted Stock, unless and until the Restricted Stock is forfeited.
     7. Delivery of Shares.
     The Company shall not be obligated to deliver any shares of Common Stock if counsel to the Company determines that such sale or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the delivery of shares of Common Stock to comply with any such law, rule, regulation or agreement.
     8. Notices.
     Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Award shall be in writing and shall be:
     (a) by registered or certified United States mail, postage prepaid, to Pride International, Inc., Attn: Corporate Secretary, 5847 San Felipe, Suite 3300, Houston, Texas 77057; or
     (b) by hand delivery or otherwise to Pride International, Inc., Attn: Corporate Secretary, 5847 San Felipe, Suite 3300, Houston, Texas 77057.
     Any notices provided for in this Agreement or in the Plan shall be given in writing and shall be deemed effectively delivered or given upon receipt or, in the case of notices delivered by the Company to the Grantee, five days after deposit in the United States mail, postage prepaid, addressed to the Grantee at the address specified at the end of this Agreement or at such other address as the Grantee hereafter designates by written notice to the Company.
     9. Assignment of Award.
     Except as otherwise permitted by the Committee, the Grantee’s rights under the Plan and this Agreement are personal; no assignment or transfer of the Grantee’s rights under and interest in this Award may be made by the Grantee other than by will or by the laws of descent and distribution.
     Notwithstanding the foregoing, subject to the approval of the Committee, in its sole discretion, the Award may be transferred by the Grantee to (i) the children or grandchildren of the Grantee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members (“Immediate Family Member Trusts”) or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests (“Immediate Family Member Partnerships”). Subsequent transfers of a transferred Award shall be prohibited except by will or the laws of descent and distribution, unless such transfers are made to the original Grantee or a person to whom the original Grantee could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, the Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and except as otherwise provided herein, the term “Grantee” shall be deemed to refer to the transferee. The consequences of termination of Employment shall continue to be applied with respect to the original Grantee, following which the Awards shall vest only to the extent specified in the Plan and this Agreement.

     10. Withholding.
     At the time of delivery or vesting of Restricted Stock, the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the delivery or vesting of such shares of Restricted Stock shall be remitted to the Company or provisions to pay such withholding requirements shall have been made to the satisfaction of the Committee. The Committee may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with this Award. The Grantee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Grantee in connection with the all or any portion of this Award by delivering cash, or, with the Committee’s approval, by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld or paid. The Grantee may only request withholding Restricted Stock having a Fair Market Value equal to the statutory minimum withholding amount. The Grantee must make the foregoing election on or before the date that the amount of tax to be withheld is determined. If the Grantee is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act, any such election shall be subject to such other restrictions as may be established by the Committee in order that satisfaction of withholding tax obligations with shares of Common Stock might be exempt from the operation of Section 16(b) of the Exchange Act in whole or in part.
     11. Stock Certificates.
     Certificates representing the Common Stock issued pursuant to the Award will bear all legends required by law and necessary or advisable to effectuate the provisions of the Plan and this Award. The Company may place a “stop transfer” order against shares of the Common Stock issued pursuant to this Award until all restrictions and conditions set forth in the Plan or this Agreement and in the legends referred to in this Section 11 have been complied with.
     12. Successors and Assigns.
     This Agreement shall bind and inure to the benefit of and be enforceable by the Grantee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Grantee may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.
     13. No Employment Guaranteed.
     No provision of this Agreement shall confer any right upon the Grantee to continued Employment with the Company or any Subsidiary.
     14. Governing Law.
     This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas.

     15. Amendment.
     This Agreement cannot be modified, altered or amended except by an agreement, in writing, signed by both the Company and the Grantee.

PRIDE INTERNATIONAL, INC.
Date: _________________________	By:
		Name:	Louis A. Raspino
		Title:	President and Chief Executive Officer

     The Grantee hereby accepts the foregoing Restricted Stock Agreement, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

GRANTEE:

Date:

EXHIBIT D
PRIDE INTERNATIONAL, INC.
1998 LONG-TERM INCENTIVE PLAN
EXECUTIVE OFFICER
RESTRICTED STOCK AGREEMENT
     This Restricted Stock Agreement (“Agreement”) between PRIDE INTERNATIONAL, INC. (the “Company”) and RODNEY W. EADS (the “Grantee”), an employee of the Company or one of its Subsidiaries, regarding an award (“Award”) of 25,000 shares of Common Stock (as defined in the Pride International, Inc. 1998 Long-Term Incentive Plan (the “Plan”), such Common Stock comprising this Award referred to herein as “Restricted Stock”) awarded to the Grantee on ___(the “Award Date”), such number of shares subject to adjustment as provided in Section 14 of the Plan, and further subject to the following terms and conditions:
     1. Relationship to Plan.
     This Award is subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Committee thereunder and are in effect on the date hereof. Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan. For purposes of this Agreement:
     (a) “Disability” means physical or mental incapacity qualifying the Grantee for a long-term disability under the Company’s long-term disability plan. If no such plan exists on the Award Date, the term “Disability” means physical or mental incapacity as determined by a doctor jointly selected by the Grantee and the Board of Directors of the Company qualifying the Grantee for long-term disability under reasonable employment standards.
     (b) “Employment” means employment with the Company or any of its Subsidiaries.
     (c) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     2. Vesting Schedule.
     (a) This Award shall vest in installments in accordance with the following schedule:

Additional Percentage of
Date Vested	Award Vested
One year after Award Date	25%
Two years after Award Date	25%
Three years after Award Date	25%
Four years after Award Date	25%
100%

     (b) All shares of Restricted Stock subject to this Award shall vest, irrespective of the limitations set forth in subparagraph (a) above, provided that the Grantee has been in continuous Employment since the Award Date, upon the occurrence of:
     (i) a Change in Control or
     (ii) the Grantee’s Termination (as defined in the Grantee’s employment agreement with the Company and as in effect as of the Award Date), including, without limitation, termination by reason of death or Disability.
     3. Forfeiture of Award.
     Except as provided in any other agreement between the Grantee and the Company, if the Grantee’s employment terminates other than by reason of the Grantee’s Termination (as defined in the Grantee’s employment agreement with the Company and as in effect as of the Award Date), death or Disability, all unvested Restricted Stock as of the termination date shall be forfeited.
     4. Escrow of Shares.
     During the period of time between the Award Date and the earlier of the date the Restricted Stock vests or is forfeited (the “Restriction Period”), the Restricted Stock shall be registered in the name of the Grantee and held in escrow by the Company, and the Grantee agrees, upon the Company’s written request, to provide a stock power endorsed by the Grantee in blank. Any certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in this Agreement. Upon termination of the Restriction Period, a certificate representing such shares shall be delivered upon written request to the Grantee as promptly as is reasonably practicable following such termination.
     5. Code Section 83(b) Election.
     The Grantee shall be permitted to make an election under Code Section 83(b), to include an amount in income in respect of the Award of Restricted Stock in accordance with the requirements of Code Section 83(b).
     6. Dividends and Voting Rights.
     The Grantee is entitled to receive all dividends and other distributions made with respect to Restricted Stock registered in his name and is entitled to vote or execute proxies with respect to such registered Restricted Stock, unless and until the Restricted Stock is forfeited.
     7. Delivery of Shares.
     The Company shall not be obligated to deliver any shares of Common Stock if counsel to the Company determines that such sale or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the delivery of shares of Common Stock to comply with any such law, rule, regulation or agreement.
     8. Notices.
     Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Award shall be in writing and shall be:
     (a) by registered or certified United States mail, postage prepaid, to Pride International, Inc., Attn: Corporate Secretary, 5847 San Felipe, Suite 3300, Houston, Texas 77057; or
     (b) by hand delivery or otherwise to Pride International, Inc., Attn: Corporate Secretary, 5847 San Felipe, Suite 3300, Houston, Texas 77057.
     Any notices provided for in this Agreement or in the Plan shall be given in writing and shall be deemed effectively delivered or given upon receipt or, in the case of notices delivered by the Company to the Grantee, five days after deposit in the United States mail, postage prepaid, addressed to the Grantee at the address specified at the end of this Agreement or at such other address as the Grantee hereafter designates by written notice to the Company.
     9. Assignment of Award.
     Except as otherwise permitted by the Committee, the Grantee’s rights under the Plan and this Agreement are personal; no assignment or transfer of the Grantee’s rights under and interest in this Award may be made by the Grantee other than by will or by the laws of descent and distribution.
     Notwithstanding the foregoing, subject to the approval of the Committee, in its sole discretion, the Award may be transferred by the Grantee to (i) the children or grandchildren of the Grantee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members (“Immediate Family Member Trusts”) or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests (“Immediate Family Member Partnerships”). Subsequent transfers of a transferred Award shall be prohibited except by will or the laws of descent and distribution, unless such transfers are made to the original Grantee or a person to whom the original Grantee could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, the Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and except as otherwise provided herein, the term “Grantee” shall be deemed to refer to the transferee. The consequences of termination of Employment shall continue to be applied with respect to the original Grantee, following which the Awards shall vest only to the extent specified in the Plan and this Agreement.

     10. Withholding.
     At the time of delivery or vesting of Restricted Stock, the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the delivery or vesting of such shares of Restricted Stock shall be remitted to the Company or provisions to pay such withholding requirements shall have been made to the satisfaction of the Committee. The Committee may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with this Award. The Grantee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Grantee in connection with the all or any portion of this Award by delivering cash, or, with the Committee’s approval, by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld or paid. The Grantee may only request withholding Restricted Stock having a Fair Market Value equal to the statutory minimum withholding amount. The Grantee must make the foregoing election on or before the date that the amount of tax to be withheld is determined. If the Grantee is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act, any such election shall be subject to such other restrictions as may be established by the Committee in order that satisfaction of withholding tax obligations with shares of Common Stock might be exempt from the operation of Section 16(b) of the Exchange Act in whole or in part.
     11. Stock Certificates.
     Certificates representing the Common Stock issued pursuant to the Award will bear all legends required by law and necessary or advisable to effectuate the provisions of the Plan and this Award. The Company may place a “stop transfer” order against shares of the Common Stock issued pursuant to this Award until all restrictions and conditions set forth in the Plan or this Agreement and in the legends referred to in this Section 11 have been complied with.
     12. Successors and Assigns.
     This Agreement shall bind and inure to the benefit of and be enforceable by the Grantee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Grantee may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.
     13. No Employment Guaranteed.
     No provision of this Agreement shall confer any right upon the Grantee to continued Employment with the Company or any Subsidiary.
     14. Governing Law.
     This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas.

     15. Amendment.
     This Agreement cannot be modified, altered or amended except by an agreement, in writing, signed by both the Company and the Grantee.

PRIDE INTERNATIONAL, INC.
Date: _________________________	By:
		Name:	Louis A. Raspino
		Title:	President and Chief Executive Officer

     The Grantee hereby accepts the foregoing Restricted Stock Agreement, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

GRANTEE:

Date:

EXHIBIT E
Waiver And Release
     Pursuant to the terms of my Agreement with Pride International, Inc. effective September 18, 2006, and in exchange for the payments and benefits as provided in either sections 3.05 or 4.02 of the Agreement, as applicable (the “Separation Benefits”), I hereby waive all claims against and release (i) Pride International, Inc. and its directors, officers, employees, agents, insurers, predecessors, successors and assigns (collectively referred to as the “Company”), (ii) all of the affiliates (including all parent companies and all wholly or partially owned subsidiaries) of the Company and their directors, officers, employees, agents, insurers, predecessors, successors and assigns (collectively referred to as the “Affiliates”), and (iii) the Company’s and its Affiliates’ employee benefit plans and the fiduciaries and agents of said plans (collectively referred to as the “Benefit Plans”) from any and all claims, demands, actions, liabilities and damages arising out of or relating in any way to my employment with or separation from employment with the Company and its Affiliates. (The Company, its Affiliates and the Benefit Plans are sometimes hereinafter collectively referred to as the “Released Parties.”)
     I understand that signing this Waiver and Release is an important legal act. I acknowledge that I have been advised in writing to consult an attorney before signing this Waiver and Release. I understand that, in order to be eligible for the Separation Benefits, I must sign (and return to the Company) this Waiver and Release before I will receive the Separation Benefits. I acknowledge that I have been given at least [___] days to consider whether to accept the Separation Benefits and whether to execute this Waiver and Release.
     In exchange for the payment to me of the Separation Benefits, (1) I agree not to sue in any local, state and/or federal court regarding or relating in any way to my employment with or separation from employment with the Company and its Affiliates, and (2) I knowingly and voluntarily waive all claims and release the Released Parties from any and all claims, demands, actions, liabilities, and damages, whether known or unknown, arising out of or relating in any way to my employment with or separation from employment with the Company and its Affiliates, except to the extent that my rights are vested under the terms of any employee benefit plans sponsored by the Company and its Affiliates and except with respect to such rights or claims as may arise after the date this Waiver and Release is executed. This Waiver and Release includes, but is not limited to, claims and causes of action under: Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended, including the Older Workers Benefit Protection Act of 1990; the Civil Rights Act of 1866, as amended; the Civil Rights Act of 1991; the Americans with Disabilities Act of 1990; the Workers Adjustment and Retraining Notification Act of 1988; the Pregnancy Discrimination Act of 1978; the Employee Retirement Income Security Act of 1974, as amended; the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended; the Family and Medical Leave Act of 1993; the Fair Labor Standards Act; the Occupational Safety and Health Act; the Texas Labor Code §21.001 et. seq.; the Texas Labor Code; claims in connection with workers’ compensation or “whistle blower” statutes; and/or contract, tort, defamation, slander, wrongful termination or any other state or federal regulatory, statutory or common law. Further, I expressly represent that no promise or agreement which is not expressed in this Waiver and Release has been made to me in executing this Waiver and Release, and that I am relying on my own judgment in executing this Waiver and Release, and that I am not relying on any statement or representation of the Company or its Affiliates or any of their agents. I agree that this Waiver and Release is

E-1

valid, fair, adequate and reasonable, is with my full knowledge and consent, was not procured through fraud, duress or mistake and has not had the effect of misleading, misinforming or failing to inform me. I acknowledge and agree that the Company will withhold any taxes required by federal or state law from the Separation Benefits otherwise payable to me.
     Notwithstanding the foregoing, I do not release and expressly retain (a) all rights to indemnity, contribution, and a defense, and directors and officers and other liability coverage that I may have under any statute, the bylaws of the Company or by other agreement; and (b) the right to any unpaid accrued and unused vacation, unpaid reasonable business expenses, and any accrued benefits payable under any Company welfare plan or 401K plan.
     I acknowledge that payment of the Separation Benefits is not an admission by any one or more of the Released Parties that they engaged in any wrongful or unlawful act or that they violated any federal or state law or regulation. I acknowledge that neither the Company nor its Affiliates have promised me continued employment or represented to me that I will be rehired in the future. I acknowledge that my employer and I contemplate an unequivocal, complete and final dissolution of my employment relationship. I acknowledge that this Waiver and Release does not create any right on my part to be rehired by the Company or its Affiliates, and I hereby waive any right to future employment by the Company or its Affiliates.
     Should any of the provisions set forth in this Waiver and Release be determined to be invalid by a court, agency or other tribunal of competent jurisdiction, it is agreed that such determination shall not affect the enforceability of other provisions of this Waiver and Release. I acknowledge that this Waiver and Release sets forth the entire understanding and agreement between me and the Company and its Affiliates concerning the subject matter of this Waiver and Release and supersede any prior or contemporaneous oral and/or written agreements or representations, if any, between me and the Company or its Affiliates.
     I acknowledge that I have read this Waiver and Release, have had an opportunity to ask questions and have it explained to me and that I understand that this Waiver and Release will have the effect of knowingly and voluntarily waiving any action I might pursue, including breach of contract, personal injury, retaliation, discrimination on the basis of race, age, sex, national origin, or disability and any other claims arising prior to the date of this Waiver and Release. By execution of this document, I do not waive or release or otherwise relinquish any legal rights I may have which are attributable to or arise out of acts, omissions, or events of the Company or its Affiliates which occur after the date of the execution of this Waiver and Release.

Employee’s Printed Name	Company’s Representative

Employee’s Signature	Company’s Execution Date

Employee’s Signature Date

Employee’s Social Security Number

E-2